UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/27/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Principal Amount	Value
Corporate Loans—4.4%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[1,2]	$5,000	$4,750
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[1]	25,000	22,031
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	15,000	14,953
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	217,413	219,451
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[1]	5,000	4,933
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1,2]	10,000	9,919
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[1]	44,775	41,529
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	212,850	205,888
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	41,790	37,898
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.921%, 1/30/19[1]	205,000	196,749
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[1,2]	40,000	39,800
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	80,000	73,000
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1,2]	70,042	68,641
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[1]	110,000	109,587
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	192,550	194,404
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[1]	38,262	29,522
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[1]	30,000	28,650
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[1,2]	70,000	68,687
Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/8/22[1]	80,000	77,700
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/6/21[1]	55,000	55,206
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	45,000	45,169
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	141,997	137,666
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,3]	155,000	102,042
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[1,2]	35,000	34,475
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	113,850	111,431

1 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	$110,000	$107,525
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[1]	70,000	53,900
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	120,000	112,100
Total Corporate Loans (Cost $2,311,335)		2,207,606

Corporate Bonds and Notes—90.5%
Consumer Discretionary—20.0%
Auto Components—2.1%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	145,000	151,525
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[4]	195,000	188,175
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	105,000	112,219
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	263,750
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	150,000	152,625
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[4]	190,000	204,250
		1,072,544

Automobiles—0.5%
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	145,000	157,230
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[4]	100,000	107,875
		265,105

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23[2]	40,000	39,600

Diversified Consumer Services—0.3%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	145,000	143,550

Hotels, Restaurants & Leisure—3.9%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[4]	145,000	151,525
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	30,000	31,500
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[4]	65,000	58,012
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[4]	60,000	49,500
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[4]	140,000	148,925
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	106,837
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[4]	150,000	160,875
Isle of Capri Casinos, Inc.:
5.875% Sr. Unsec. Nts., 3/15/21	35,000	36,575
7.75% Sr. Unsec. Nts., 3/15/19	55,000	57,337
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	205,000	222,169
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[4]	90,000	87,300
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	109,725
6.625% Sr. Unsec. Nts., 12/15/21	45,000	49,050
6.75% Sr. Unsec. Nts., 10/1/20	90,000	98,606

2 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	$100,000	$109,000
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[4]	50,000	51,625
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[4]	60,000	60,900
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	95,000	101,413
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[4]	130,000	145,925
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	125,000	123,438
		1,960,237

Household Durables—2.2%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[4]	190,000	183,730
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	50,000	52,625
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[4]	40,000	37,725
9.125% Sec. Nts., 11/15/20[5]	135,000	142,594
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	75,000	75,562
7.625% Sr. Unsec. Nts., 5/15/23	140,000	141,750
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	225,500
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	130,000	139,425
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[4]	150,000	147,750
		1,146,661

Media—7.0%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[4]	210,000	217,875
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[4]	70,000	74,508
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	70,000	72,887
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24	325,000	337,187
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	75,000	78,281
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	425,000	423,938
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[4]	105,000	101,850
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	44,050
Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20	60,000	62,775
5.50% Sr. Unsec. Nts., 9/15/24[4]	20,000	20,850
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	200,000	209,000
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	170,000	168,512
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	220,000	227,975
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[4]	70,000	71,575
6.875% Sr. Unsec. Nts., 11/15/20	140,000	149,100
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[4]	420,000	427,875
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	45,000	46,125
6.125% Sr. Unsec. Nts., 10/1/22	215,000	227,363
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[4]	160,000	172,400
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	165,000	179,644

3 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	$215,000	$225,858
		3,539,628

Multiline Retail—0.8%
99 Cents Only Stores, 11% Sr. Unsec. Nts., 12/15/19	40,000	42,200
Family Tree Escrow LLC, 5.75% Sr. Unsec. Nts., 3/1/23[4]	215,000	227,363
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[4,6]	125,000	132,031
		401,594

Specialty Retail—2.4%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[4]	190,000	177,650
Claire’s Stores, Inc.:
8.875% Sr. Unsec. Nts., 3/15/19	220,000	138,600
9.00% Sr. Sec. Nts., 3/15/19[4]	10,000	9,437
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	67,437
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[4]	125,000	129,688
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	195,000	224,738
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[4]	214,000	221,490
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	70,000	74,550
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[4]	170,000	171,700
		1,215,290

Textiles, Apparel & Luxury Goods—0.7%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[4]	45,000	44,775
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	25,000	27,625
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[4]	30,000	28,912
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	92,025
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	155,000	152,288
		345,625

Consumer Staples—4.1%
Beverages—0.4%
Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	104,000
4.75% Sr. Unsec. Nts., 11/15/24	75,000	80,437
		184,437

Food & Staples Retailing—0.4%
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	25,000	26,063
Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21	170,000	181,475
		207,538

Food Products—2.4%
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	65,000	66,414
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	58,000	63,872
Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[4]	205,000	217,044
HJ Heinz Co.:
4.25% Sec. Nts., 10/15/20	265,000	269,306
4.875% Sec. Nts., 2/15/25[4]	105,000	105,787

4 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]	$135,000	$122,108
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[4]	235,000	232,063
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	145,000	151,525
		1,228,119

Household Products—0.2%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[4]	25,000	27,000
6.375% Sr. Unsec. Nts., 11/15/20	80,000	86,600
		113,600

Personal Products—0.4%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	165,000	169,950

Tobacco—0.3%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	140,000	149,975

Energy—8.6%
Energy Equipment & Services—0.8%
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[4]	95,000	83,600
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[5]	170,000	166,813
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	50,000	46,625
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	85,000	78,200
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	43,875
		419,113

Oil, Gas & Consumable Fuels—7.8%
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	65,000	66,787
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[4]	30,000	28,725
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	140,000	137,725
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[4]	25,000	25,812
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20[2]	17,000	14,025
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[4]	75,000	69,750
5.50% Sr. Unsec. Nts., 9/15/21[4]	100,000	91,750
6.00% Sr. Unsec. Nts., 11/15/24[4]	10,000	8,944
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	65,000	48,587
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	90,000	89,325
5.375% Sr. Unsec. Nts., 6/15/21	65,000	66,137
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	55,000	56,100
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	135,000	140,400
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	90,000	87,075
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[4]	250,000	223,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	25,000	25,187
6.125% Sr. Unsec. Nts., 3/1/22	85,000	85,850

5 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	$50,000	$53,750
7.50% Sr. Sec. Nts., 10/15/20	75,000	86,250
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	90,000	93,600
9.375% Sr. Unsec. Nts., 5/1/20	100,000	107,250
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	85,000	65,025
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	49,250
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	145,000	110,925
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	70,000	67,550
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	50,000	51,750
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	235,000	206,212
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	110,000	111,031
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	45,000	43,762
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	70,000	67,375
Murray Energy Corp., 9.50% Sr. Sec. Nts., 12/5/20[4]	85,000	84,788
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[4]	100,000	100,500
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	115,000	111,838
Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[4]	55,000	36,317
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	55,000	45,581
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	60,000	59,100
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	45,000	46,237
5.00% Sr. Sub. Nts., 3/15/23	15,000	15,413
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	45,000	44,100
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	67,025
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	25,000	25,688
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[4]	105,000	96,863
7.75% Sr. Unsec. Nts., 6/15/21	50,000	50,125
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	77,000	56,595
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	83,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	53,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[4]	110,000	112,200
5.00% Sr. Unsec. Nts., 1/15/18[4]	85,000	88,719
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	41,048
6.25% Sr. Unsec. Nts., 10/15/22[4]	30,000	31,950
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[5]	70	42,000
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	70,000	69,213
Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	30,000	31,031
6.125% Sr. Unsec. Nts., 7/15/22	65,000	69,662

6 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	$40,000	$38,300
6.00% Sr. Unsec. Nts., 1/15/22	65,000	64,675
		3,945,452

Financials—11.8%
Capital Markets—2.4%
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[4]	150,000	163,125
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[4]	125,000	126,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	127,950
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[4]	145,000	154,062
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20	155,000	156,550
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[4]	180,000	193,275
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[4]	55,000	54,450
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	155,000	158,488
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	70,000	64,575
		1,199,350

Commercial Banks—3.2%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[4]	175,000	175,182
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	215,000	219,300
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	245,095
Cleopatra Finance Ltd., 6.25% Sr. Sec. Nts., 2/15/22[4]	110,000	110,275
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]	215,000	211,853
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[4]	75,000	76,800
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]	205,000	214,041
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[4]	45,000	43,200
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]	140,000	137,375
Turkiye Vakiflar Bankasi Tao, 6.875% Sub. Nts., 2/3/25[1,4]	190,000	185,913
		1,619,034

Consumer Finance—1.9%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24	150,000	158,813
7.50% Sr. Unsec. Nts., 9/15/20	104,000	124,020
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	31,425
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	306,731
6.125% Sr. Unsec. Nts., 3/25/24	100,000	100,750
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[4]	110,000	110,825
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[4]	135,000	109,350
		941,914

7 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services—1.6%
Banco BTG Pactual SA (Cayman Islands), 5.75% Sub. Nts., 9/28/22[4]	$225,000	$210,971
InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[4]	120,000	121,800
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[4]	220,000	220,440
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[4]	145,000	144,275
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[4]	65,000	68,088
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[4]	25,000	25,906
		791,480

Insurance—0.5%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[4]	130,000	133,900
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[4]	140,000	146,300
		280,200

Real Estate Investment Trusts (REITs)—1.0%
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,750
GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	131,250
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	110,688
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	210,000	223,387
		537,075

Real Estate Management & Development—1.1%
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[4]	165,000	173,250
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19	140,000	161,700
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[4]	50,000	50,187
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	155,000	163,539
		548,676

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[4]	40,000	38,800

Health Care—6.4%
Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	55,000	47,163

Health Care Equipment & Supplies—0.2%
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	80,000	83,800

Health Care Providers & Services—4.8%
Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23[4]	50,000	51,875
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	37,187
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	140,000	144,725
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	285,000	304,950
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	30,000	31,181
5.75% Sr. Unsec. Nts., 8/15/22	145,000	156,962
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[4]	85,000	88,719

8 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	$160,000	$120,000
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	95,000	100,819
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	170,400
7.50% Sr. Unsec. Nts., 2/15/22	135,000	159,637
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	55,000	57,750
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	145,000	151,344
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	55,275
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	185,000	197,487
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	31,463
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	176,750
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	90,000	98,213
8.125% Sr. Unsec. Nts., 4/1/22	190,000	215,650
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[4]	85,000	89,250
		2,439,637

Pharmaceuticals—1.3%
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[4]	110,000	112,200
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6% Sr. Unsec. Nts., 2/1/25[4]	110,000	117,013
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[4]	45,000	46,406
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[4]	155,000	164,106
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[4]	120,000	121,350
7.25% Sr. Unsec. Nts., 7/15/22[4]	115,000	122,619
		683,694

Industrials—14.2%
Aerospace & Defense—2.7%
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[4]	230,000	201,250
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	145,000	119,262
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	205,000	217,812
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	70,000	75,785
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[4]	150,000	153,563
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	125,000	111,875
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19[4]	20,000	20,150
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[4]	120,000	105,000
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	125,000	130,938
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	105,000	106,838
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	125,000	123,750
		1,366,223

Air Freight & Couriers—0.7%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[4]	270,000	259,200
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[4]	90,000	96,525
		355,725

9 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[2,4]	$125,000	$133,125

Building Products—1.1%
Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[4]	170,000	175,950
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[4]	95,000	96,187
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	145,800
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10% Sr. Unsec. Nts., 6/1/20[4]	85,000	85,213
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2,4]	60,000	61,500
		564,650

Commercial Services & Supplies—3.9%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	325,000	342,062
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	71,138
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[5]	90,000	85,950
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[4]	115,000	109,825
8.50% Sec. Nts., 9/15/22[4]	100,000	85,250
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	205,000
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[4]	307,000	330,025
Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[4]	200,000	196,500
Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[4]	110,000	108,900
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	125,950
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[4]	320,000	312,000
		1,972,600

Electrical Equipment—0.6%
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	175,000	154,438
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[4]	120,000	129,150
		283,588

Machinery—2.1%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	130,000	135,200
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[5]	150,000	150,562
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[4]	135,000	138,713
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[4]	105,000	108,544
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	190,000	194,275
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	105,000	105,919
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	125,000	128,906
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	95,000	98,978
		1,061,097

Marine—0.3%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[4]	165,000	155,513

Professional Services—0.3%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	154,787

10 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail—1.0%
CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[4]	$220,000	$223,850
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[5]	120,000	125,400
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	180,000	181,687
		530,937

Trading Companies & Distributors—1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[4]	65,000	68,900
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	180,000	182,700
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[4]	75,000	78,094
7.50% Sr. Unsec. Nts., 7/15/20[4]	140,000	150,500
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[4]	145,000	126,150
		606,344

Information Technology—8.2%
Communications Equipment—1.8%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[4]	325,000	349,375
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	220,000	223,300
Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[2,4]	55,000	55,000
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	290,000	307,400
		935,075

Electronic Equipment, Instruments, & Components—1.2%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	100,000	107,500
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[4]	105,000	108,150
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23[2]	35,000	35,262
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[4]	350,000	378,875
		629,787

Internet Software & Services—0.5%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	154,125
Equinix, Inc., 5.375% Sr. Unsec. Nts., 1/1/22	75,000	78,562
		232,687

IT Services—1.4%
First Data Corp., 8.25% Sec. Nts., 1/15/21[4]	200,000	215,500
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[4]	160,000	163,200
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[4]	310,000	310,775
		689,475

Semiconductors & Semiconductor Equipment—1.0%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[4]	130,000	140,400
10.75% Sr. Unsec. Nts., 8/1/20	72,000	78,525
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[4]	215,000	220,913
5.50% Sr. Unsec. Nts., 2/1/25[4]	35,000	35,963
5.875% Sr. Unsec. Nts., 2/15/22	20,000	21,187
		496,988

11 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Software—1.5%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]		$40,000	$42,900
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[5]		110,000	106,700
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2,4]		140,000	131,425
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[4]		145,000	147,447
Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[4]		210,000	217,875
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[4]		110,000	114,125
			760,472

Technology Hardware, Storage & Peripherals—0.8%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]		400,000	427,000

Materials—9.1%
Chemicals—1.6%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		310,000	323,950
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[4]		200,000	204,750
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		90,000	80,550
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[4]		35,000	37,056
PSPC Escrow Corp., 6.50% Sr. Unsec. Nts., 2/1/22[4]		65,000	68,819
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		80,000	80,100
			795,225

Construction Materials—1.4%
Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[4]	EUR	15,000	17,323
5.70% Sr. Sec. Nts., 1/11/25[4]		210,000	206,430
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[4]		230,000	227,700
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[4]		220,000	222,200
			673,653

Containers & Packaging—2.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[4]		90,000	87,862
6.75% Sr. Unsec. Nts., 1/31/21[4]		95,000	96,187
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[4]		16,765	16,723
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		70,000	73,237
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[4]		70,000	73,150
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]		45,000	38,925
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[4]		70,000	71,400
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		85,000	87,337
Graphic Packaging International, Inc.:
4.75% Sr. Unsec. Nts., 4/15/21		50,000	52,250
4.875% Sr. Unsec. Nts., 11/15/22		20,000	20,850
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[4]		45,000	46,856
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		41,000	42,845
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		215,000	223,869
8.25% Sr. Unsec. Nts., 2/15/21		55,000	58,163
9.875% Sr. Unsec. Nts., 8/15/19		25,000	26,906

12 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[4]	$55,000	$56,788
5.125% Sr. Unsec. Nts., 12/1/24[4]	55,000	57,613
6.50% Sr. Unsec. Nts., 12/1/20[4]	80,000	91,016
		1,221,977

Metals & Mining—2.2%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	200,000	204,018
Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	140,000	152,568
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	95,000	93,575
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21	95,000	103,906
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[4]	55,000	52,387
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[4]	90,000	78,863
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]	105,000	87,623
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	92,650
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21[4]	125,000	128,125
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	55,000	45,650
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[4]	80,000	87,100
		1,126,465

Paper & Forest Products—1.5%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24	215,000	216,612
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[4]	90,000	91,688
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[4]	230,000	239,200
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[4]	215,000	220,644
		768,144

Telecommunication Services—5.8%
Diversified Telecommunication Services—4.4%
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21[2]	75,000	82,688
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[4]	340,000	362,100
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]	215,000	218,333
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	205,000	218,130
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2,4]	35,000	35,372
Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23	85,000	89,144
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	170,000	158,100
Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	305,000	317,105
5.625% Sr. Unsec. Nts., 2/1/23[4]	100,000	104,000
Oi SA, 5.75% Sr. Unsec. Nts., 2/10/22[4]	45,000	39,370
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	100,000	105,375
6.625% Sr. Unsec. Nts., 4/1/23	145,000	154,788
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[4]	50,000	50,281
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	55,425
7.75% Sr. Unsec. Nts., 10/15/20	65,000	67,580
7.75% Sr. Unsec. Nts., 10/1/21	65,000	65,488

13 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[4]	$110,000	$113,025
		2,236,304

Wireless Telecommunication Services—1.4%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[4]	230,000	219,650
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[4]	165,000	175,725
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	128,750
7.875% Sr. Unsec. Nts., 9/15/23	145,000	150,437
		674,562

Utilities—2.3%
Electric Utilities—0.0%
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3]	90,000	9

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	70,000	70,525

Independent Power and Renewable Electricity Producers—2.1%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	95,000	96,900
7.375% Sr. Unsec. Nts., 7/1/21	85,000	95,412
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	50,000	52,250
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	90,000	91,800
7.875% Sr. Sec. Nts., 1/15/23[4]	118,000	133,192
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	110,000	108,900
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	62,025
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	58,603
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	55,000	57,613
6.625% Sr. Unsec. Nts., 3/15/23	145,000	152,975
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[4]	125,000	132,500
		1,042,170

Multi-Utilities—0.1%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[4]	55,000	53,075
Total Corporate Bonds and Notes (Cost $45,760,765)		45,777,023

	Shares
Preferred Stock—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[4] (Cost $125,185)	126	126,965

Total Investments, at Value (Cost $48,197,285)	95.1%	48,111,594
Net Other Assets (Liabilities)	4.9	2,467,323
Net Assets	100.0%	$50,578,917

14 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 27, 2015. See Note 4 of the accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,490,614 or 44.47% of the Fund’s net assets as of February 27, 2015.

5. Restricted security. The aggregate value of restricted securities as of February 27, 2015 was $1,053,456, which represents 2.08% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-12/30/14	$149,150	$150,562	$1,412
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	11/15/13-5/1/14	112,495	106,700	(5,795)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	90,838	85,950	(4,888)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13-12/18/14	167,313	166,813	(500)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	11/13/13-11/18/13	142,664	142,594	(70)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/12/13-1/8/15	123,942	125,400	1,458
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	53,032	51,750	(1,282)
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17	8/7/14	68,217	42,000	(26,217)
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	2/28/14-5/14/14	174,529	181,687	7,158
		$1,082,180	$1,053,456	$(28,724)

6. Interest or dividend is paid-in-kind, when applicable.

15 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of February 27, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation
JPM	06/2015	USD	19	EUR	15	$1,788

Glossary:
Counterparty Abbreviations
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$37,381,368	77.7%
Brazil	1,440,700	3.0
Canada	1,102,137	2.3
Mexico	886,372	1.8
Colombia	649,674	1.3
Turkey	634,099	1.3
Netherlands	578,134	1.2
United Kingdom	571,825	1.2
Peru	564,440	1.2
India	510,708	1.1
Chile	437,711	0.9
France	427,875	0.9
Ireland	366,750	0.8
Luxembourg	350,129	0.7
United Arab Emirates	325,239	0.7
China	311,150	0.6
Israel	292,383	0.6
Jamaica	255,022	0.5
South Africa	239,200	0.5
Barbados	218,130	0.5
Greece	166,812	0.3
Macau	123,438	0.3
Jersey, Channel Islands	110,275	0.2
Russia	87,623	0.2
Belgium	51,750	0.1
Germany	28,650	0.1
Total	$48,111,594	100.0%

16 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS February 27, 2015 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

17 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

18 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

19 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 27, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$2,207,606	$—	$2,207,606
Corporate Bonds and Notes	—	45,777,014	9	45,777,023
Preferred Stock	—	126,965	—	126,965

Total Investments, at Value	—	48,111,585	9	48,111,594
Other Financial Instruments:
Forward currency exchange contracts	—	1,788	—	1,788

Total Assets	$—	$48,113,373	$9	$48,113,382

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

20 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 27, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$404,960
Sold securities	795,405

Restricted Securities. As of February 27, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of February 27, 2015 is as follows:

Cost	$144,694
Market Value	$102,051
Market Value as % of Net Assets	0.20%

21 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

22 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

23 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended February 27, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,368 and $53,239, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

24 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

25 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$48,203,677

Gross unrealized appreciation	$881,716
Gross unrealized depreciation	(973,799)

Net unrealized depreciation	$(92,083)

26 OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/10/2015